SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     Preliminary Proxy Statement             Confidential, for Use of the
[X]  Definitive Proxy Statement              Commission Only (as permitted
     Definitive Additional Materials                  by Rule 14a-6(e)(2))  [ ]
     Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                         Virginia Commerce Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------


     2.  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     4.  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     5.  Total Fee Paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

                         VIRGINIA COMMERCE BANCORP, INC.
                                5350 LEE HIGHWAY
                            ARLINGTON, VIRGINIA 22207

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2003

TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of Virginia Commerce Bancorp, Inc. (the "Company") will be held at:

                      The Washington Golf and Country Club
                              3017 North Glebe Road
                               Arlington, Virginia

on April 30, 2003 at 4:00 p.m. for the following purposes:

         (1) To elect eight (8) directors to serve until their successors are duly elected and qualified.

         (2) To vote on an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 20,000,000.

         (3) To vote on an amendment to the Company's 1998 Stock Option Plan which increases the number of shares available for issuance under the plan by 150,000.

         (4) To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         Shareholders of record as of the close of business on March 14, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the meeting.

                                        By Order of the Board of Directors



                                        Robert H. L'Hommedieu
                                        Secretary


March 28, 2003



         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                         VIRGINIA COMMERCE BANCORP, INC.
                                5350 Lee Highway
                            Arlington, Virginia 22207

                      ------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT
                      ------------------------------------

                                  INTRODUCTION

         This proxy statement is being sent to shareholders of Virginia Commerce Bancorp, Inc., a Virginia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 4:00 p.m. on April 30, 2003 (the "Meeting"), and at any adjournment or postponement of the Meeting. The purposes of the Meeting are:

         (1) electing eight (8) directors to serve until their successors are duly elected and qualified;

         (2) voting on an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 20,000,000;

         (3) voting on an amendment to the Company's 1998 Stock Option Plan which increases the number of shares available for issuance under the plan by 150,000; and

         (4) transacting such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

                  The Meeting will be held at:

                      The Washington Golf and Country Club
                              3017 North Glebe Road
                               Arlington, Virginia

         This proxy statement and proxy card are being sent to shareholders of the Company on or about March 28, 2003. A copy of the our Annual Report on Form 10-K for the year ended December 31, 2002, which includes our audited financial statements, also accompanies this proxy statement.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on March 14, 2003, will be entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. On that date, there were 3,818,979 shares of our common stock, par value $1.00 per share, outstanding. At March 14, 2003, the outstanding common stock was held by approximately 750 shareholders of record. The common stock is the only class of the Company's stock of which shares are outstanding. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. The presence at the Meeting, in person or by proxy, of not less than a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum.

PROXIES

         Properly executed proxies which are received by the Company in time to be voted at the Meeting will be voted as specified by the shareholder giving the proxy. In the absence of specific instructions, proxies received will be voted FOR of the election of the nominees for election as directors, FOR the amendment to the Articles of Incorporation and FOR the amendment to the Stock Option Plan. Management does not know of any matters other than those described in this proxy statement that will be brought before the Meeting. If other matters are properly brought before the Meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment.

         The judges of election appointed by the Board of Directors for the Meeting will determine the presence of a quorum and will tabulate the votes cast at the Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of common stock on a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to that matter.

         Please sign, date, mark and promptly return the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that your shares are voted. You may revoke your proxy at any time before it is voted at the Meeting:

           o        by granting a later proxy with respect to the same shares;
           o by sending written notice to Peter A. Converse, President of the Company, at the address noted above, at any time prior to the proxy being voted; or
           o        by voting in person at the Meeting.

         Attendance at the Meeting will not, in itself, revoke a proxy. If your shares are held in the name of your bank or broker, you will need additional documentation to vote in person at the meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

         Many shareholders whose shares are held in an account at a brokerage firm or bank will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Shareholders should check the voting form or instructions provided by their recordholder to see which options are available. Shareholders submitting proxies or voting instructions electronically should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholder. To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the taking of the vote at the Meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

SECURITIES OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth certain information as of March 1, 2003 concerning the number and percentage of shares of the Company's common stock beneficially owned by its directors, nominees for director and by its directors and executive officers as a group. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares.



                                                                                                          Percentage of Class
Name and Position                                                 Number of Shares Beneficially Owned    Beneficially Owned(1)
------------------------------------------------------------      -----------------------------------    ---------------------

Leonard Adler, Director                                                          110,247(2)                      2.86%

Peter A. Converse, President, CEO and Director                                   175,646(3)                      4.43%

Frank L. Cowles, Jr., Director                                                    76,998(4)                      1.99%

W. Douglas Fisher, Chairman of the Board of Directors                            145,653(5)(6)                   3.80%

David M. Guernsey, Vice Chairman of the Board of Directors                        53,654(5)(7)                   1.40%

Robert H. L'Hommedieu, Director and Secretary                                    153,370(5)                      4.00%

Norris E. Mitchell, Director                                                     195,171(5)                      5.10%

Arthur L. Walters, Vice Chairman of the Board of Directors                       635,723(4)(8)                  16.47%

All directors and executive officers as a group (11 persons)                   1,613,283(9)                     38.55%


------------------------------------------------------------
(1) Based on 3,818,979 shares outstanding as of March 1 2003, except with respect to individuals holding options or warrants to acquire common stock exercisable within sixty days of March 1, 2003, in which event represents percentage of shares issued and outstanding as of March 1, 2003 plus the number of such options or warrants held by such person, and all directors and officers as a group, which represents percentage of shares outstanding as of March 1, 2003 plus the number of such options or warrants held by all such persons as a group.

(2) Includes presently exercisable options and warrants to acquire 31,888 shares of common stock.

(3) Includes presently exercisable options to acquire 145,619 shares of common stock.

(4) Includes presently exercisable options and warrants to acquire 41,973 shares of common stock.

(5) Includes presently exercisable options to acquire 11,092 shares of common stock.

(6) Includes 96,657 shares held jointly by Mr. Fisher and his wife over which they share voting and investment power.

(7) Includes 31,152 shares held by Guernsey Office Products, Inc., of which Mr. Guernsey is Chief Executive Officer and principal shareowner.

(8) Includes 497,207 shares held jointly by Mr. Walters and his wife over which they share voting and investment power, and 67,857 shares held by C.W. Cobb and Associates, of which Mr. Walters is President.

(9) Includes presently exercisable options and warrants to acquire 366,469 shares of common stock.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information with respect to persons known to the Company who own or may be deemed to own more than five percent of the Company's common stock as of March 1, 2003. Also included is information regarding the beneficial ownership of executive officers of the Company for whom compensation information is provided in this proxy statement, but who are not members of the Board of Directors.


  Name and Address of Beneficial Owner(s)          Number of Shares Beneficially          Percentage of Class Beneficially
  ---------------------------------------          -----------------------------          --------------------------------
5% Shareholders

Julian and Dorothy S. Davidson                               253,442                                   6.64%
1240 Deborah Drive, SE
Huntsville, Alabama  35801

Arthur L. and Lilly D. Walters                               635,723(2)                               16.47%
4141 N. Henderson Road
Arlington, Virginia 22203

Executive Officers Who are Not Directors

R.B. Anderson, Jr.                                            38,908(3)                                1.01%

William K. Beauchesne                                         23,096(4)                                0.60%

Kerry D. Donley                                                4,817(4)                                0.13%


--------------------------------------

(1) Based on 3,818,979 shares outstanding as of March 1, 2003, except with respect to individuals holding options or warrants to acquire common stock exercisable within sixty days of March 1 2003, in which event represents percentage of shares issued and outstanding as of March 1, 2003 plus the number of such options or warrants held by such person.

(2) Includes presently exercisable options and warrants to acquire 41,973 shares of common stock.

(3) Includes presently exercisable options to acquire 32,735 shares of common stock.

(4)  Represents presently exercisable options to acquire shares of common stock.

         The Company knows of no other person or persons, other than street name nominee owners, who, beneficially or of record, own in excess of five percent of the Company's common stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.


                       PROPOSAL I - ELECTION OF DIRECTORS

         Eight (8) directors will be elected at the Meeting for a one-year period until the 2004 Annual Meeting of Shareholders and until their successors have been elected and qualified. Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein. Each of the nominees for election as director currently serves as a director.

         Vote Required and Recommendation of the Board of Directors. Nominees receiving a plurality of the votes cast at the Meeting in the election of directors will be elected as directors in the order of the number of votes received. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

NOMINEES FOR ELECTION AS DIRECTORS


    Name and Age(1)                    Position                Principal Occupation During Past Five Years      Director Since(2)
---------------------------   -----------------------------  -----------------------------------------------    -----------------

Leonard Adler, 67               Director                      Chairman of the Board, Adler Financial Group;            1998(3)
                                                              Principal, Total Crafts

Peter A. Converse, 52           Director, President and CEO   President and CEO of the Bank (January 1994 to           1994
                                of the Company and the        present); Senior Vice  President/Chief Lending
                                Bank                          Officer, Federal Capital Bank (March 1992 to
                                                              December 1993); Senior Vice President, Bank of
                                                              Maryland (October 1990 to March 1992); Executive
                                                              Vice President/Chief Lending Officer, Century
                                                              National Bank (May 1986 to July 1990)

Frank L. Cowles, Jr., 73        Director                      Owner and President: Cowles Nissan; Cowles               1988
                                                              Chrysler-Plymouth; Cowles Ford; Scottsville
                                                              Hardware; and Greenfields Farm; Of Counsel, Cowles,
                                                              Rinaldi & Arnold (law firm)



    Name and Age(1)                    Position                Principal Occupation During Past Five Years      Director Since(2)
---------------------------   -----------------------------  -----------------------------------------------    -----------------

W. Douglas Fisher, 65           Chairman of the Board         Retired - Vice President, Aztech Corp. (computer         1988
                                                              systems); Vice President, Executive Systems, Inc.
                                                              (computer systems) (1990 to 1992)

David M. Guernsey, 55           Vice Chairman of the Board    Owner and Chief Executive Officer, Guernsey Office       1988
                                                              Products, Inc.

Robert  H.  L'Hommedieu, 76     Director and Secretary        Retired, Vice President, Hess, Egan, Hagerty and         1988
                                                              L'Hommedieu, Inc. (insurance brokerage) (through
                                                              1991)

Norris E. Mitchell, 67          Director                      Co-Owner, Gardner Homes Realtors                         1988

Arthur L. Walters, 83           Vice Chairman of the Board    Owner and President, TransAmerican Bankshares and        1993
                                                              various affiliates thereof; President, C. W. Cobb
                                                              and Associates, Inc., mortgage bankers; co-owner of
                                                              various real estate development and management
                                                              companies

--------------------------

   (1)  As of March 1, 2003.

   (2) The Company became the holding company for Virginia Commerce Bank (the "Bank"), the Company's wholly owned subsidiary on December 22, 1999. The date of commencement of service shown includes service prior to December 23, 1999 as director of the Bank.

   (3) Mr. Adler was appointed to the Board of Directors of the Bank effective January 1998. He previously served as a member of the Board of Directors of the Bank from 1989 to 1991.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Bank met twelve (12) times during 2002, and the Board of Directors of the Company met fifteen (15) times. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors of the Company and the Bank and by all committees on which such members served during the 2002 fiscal year or any portion thereof.

         The Board of Directors of the Bank has the following standing committees, which perform their respective functions for the Company and the
Bank: (a) Audit Committee, (b) Personnel and Compensation Committee, (c) Asset/Liability, Investment and Funds Management Committee, (d) Loan Committee,
(e) CRA Committee, and (f) the Technology Committee. The Board of Directors does not have a standing nominating committee.

         The Audit Committee, presently composed of Messrs. Fisher, L'Hommedieu and Mitchell, is responsible for the review and evaluation of the Company's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors, and recommends the annual appointment of such auditors. The Board of Directors has adopted a charter for the Audit Committee. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the National Association of Securities Dealers. During the 2002 fiscal year, the Audit Committee met four (4) times.

         The Personnel and Compensation Committee, composed of all the outside Directors of the Company, is responsible, together with management, for the adoption of the Company's personnel policies and establishing salary and compensation guidelines and levels for all Company officers and personnel. The Committee is also responsible for annually nominating the officers of the Company, evaluating the performance thereof and recommending the grant of stock options under the Company's Option Plan (as defined below). During the 2002 fiscal year, the Personnel and Compensation Committee met one (1) time.

         The Asset/Liability, Investment and Funds Management Committee, presently composed of Messrs. Converse, Mitchell and Walters, is responsible for the annual review and evaluation of the Bank's funds management and investment policies and the recommendation of guidelines for such activities. The Committee also provides ongoing oversight of management decisions regarding asset/liability management, investments and funds management. During the 2002 fiscal year, the Asset/Liability, Investment and Funds Management Committee met twelve (12) times.

         The Loan Committee, presently composed of Mr. Converse and four outside members of the Board of Directors on a rotating basis, is responsible for the review and evaluation of the Bank's loan policies, oversight of loan portfolio administration and the approval of loans which exceed internal loan authorities. During the 2002 fiscal year, the Loan Committee met twenty three (23) times.

         The CRA Committee, presently composed of Messrs. Adler, Converse and Guernsey, is responsible for establishing and monitoring the Bank's compliance with the provisions of the Community Reinvestment Act. During the 2002 fiscal year, the CRA Committee met four (4) times.

         The Technology Committee, presently composed of Messrs. Adler, Converse, Fisher and Guernsey, is responsible for developing and reviewing strategies for addressing competitive issues through the implementation of new technologies. During the 2002 fiscal year, the Technology Committee met four (4) times.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-K;

         (2) discussed with Yount, Hyde & Barbour, P.C., the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Yount, Hyde & Barbour, as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Yount, Hyde & Barbour, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2002. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Yount, Hyde & Barbour is compatible with the auditor's independence.

                                   Members of the Audit Committee

                                   Robert H. L'Hommedieu, Chairman
                                   W. Douglas Fisher
                                   Norris E. Mitchell

DIRECTORS' COMPENSATION

         During the fiscal year ended December 31, 2002, the directors received an aggregate of $192,000 for attendance at meetings of the Board of Directors of the Company and the Bank. All directors were entitled to receive $2,000 monthly for attendance at Board and committee meetings. Additionally, in January 2003 each of the seven outside directors was granted options to purchase 2,000 shares of Common Stock, at an exercise price of $24.48 per share. The options vest over a five year period commencing in 2004, and have a term of 10 years from the date of grant. The directors receive no compensation for attendance at committee meetings. Directors are currently entitled to receive a fee of $2,500 per month.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following information is provided with respect to the current executive officers of the Company who are not also directors.


         Name               Age                       Position
-----------------------    -----    ----------------------------------------------------

R.B. Anderson, Jr.          48      Executive Vice President and Chief Lending Officer

William K. Beauchesne       47      Executive Vice President and Chief Financial Officer

Kerry J. Donley             47      Executive Vice President, Retail Banking



         R.B. Anderson, Jr. - Mr. Anderson, Executive Vice President and Chief Lending Officer of the Bank, joined Virginia Commerce Bank in May 1996. Prior to joining the Bank, Mr. Anderson was a Senior Vice President and Senior Commercial Loan Officer at Allegiance Bank, N.A., Bethesda, Maryland, with which he served since March 1987. Mr. Anderson has over twenty-seven years of managerial, administrative and operational lending experience.

         William K. Beauchesne - Mr. Beauchesne, Executive Vice President and Chief Financial Officer of the Bank, joined the Bank in August 1995. Prior to joining the Bank, Mr. Beauchesne served as Chief Operations Officer and Director of Metropolitan Bank for Savings, FSB, Arlington, Virginia. Mr. Beauchesne has over twenty-five years of accounting, operations and financial management experience in the banking industry.

         Kerry J. Donley - Mr. Donley, Executive Vice President, Retail Banking, joined the Bank in February 1998 as Senior Vice President and Regional Manager. Prior to that time, Mr. Donley was a Vice President at Crestar Bank, where he began his banking career in 1979. Mr. Donley has over twenty-four years of managerial and operational experience in retail banking.

             EXECUTIVE OFFICER COMPENSATION AND CERTAIN TRANSACTIONS

COMPENSATION - OVERVIEW

         The following table sets forth a comprehensive overview of the compensation for Mr. Converse, the President of the Company, and executive officers of the Company (including officers of the Bank) who received total salary and bonuses of $100,000 or more during the fiscal year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE


                                                                                     Long-term
                                                    Annual Compensation          Compensation Awards
                                             ---------------------------------  ---------------------
                                                                                Securities Underlying
  Name and Principal Position                 Year       Salary      Bonus(1)          Options            Compensation($)
-------------------------------              ------     --------    ----------   --------------------    -----------------

Peter A. Converse, Director, President        2002      $200,000     $205,000          9,375(2)               $29,500(5)
and Chief Executive Officer -
Company and Bank                              2001      $180,000     $125,000          7,812(3)               $26,250(5)

                                              2000      $165,000     $ 87,000         17,187(4)               $22,500(5)

R.B. Anderson, Jr., Executive Vice            2002      $140,000     $ 82,500          5,000(2)               $ 5,500(6)
President and Chief Lending Officer -
Bank                                          2001      $125,000     $ 50,000          5,468(3)               $ 4,800(6)

                                              2000      $110,000     $ 35,000          5,156(4)               $ 3,900(6)

William K. Beauchesne, Treasurer and          2002      $115,000     $ 50,000          4,687(2)               $ 4,200(6)
Chief Financial Officer - Company;
Executive Vice President and Chief            2001      $ 92,500     $ 25,000          4,687(3)               $ 3,375(6)
Financial Officer - Bank
                                              2000      $ 82,500     $ 20,000          4,296(4)               $ 2,925(6)

Kerry J. Donley, Executive                    2002      $ 90,000     $ 22,000          1,250(2)               $ 3,060(6)
Vice President/Retail Banking
                                              2001      $ 85,000     $ 12,000            781(3)               $ 2,336(6)

                                              2000      $ 67,000     $  5,000            858(4)               $ 2,025(6)


--------------------------------

(1) Amounts shown as bonus compensation accrue in the year indicated and are paid in the following year.

(2) As adjusted for the five for four stock split in the form of a 25% stock dividend in April 2002. The award vests in equal installments over a three year period, commencing in 2003.

(3) As adjusted for the five for four stock splits in the form of 25% stock dividends in May 2001 and April 2002. The award vests in equal installments over a three year period, commencing in 2002.

(4) As adjusted for the 10% stock dividend in May 2000 and five for four stock splits in the form of 25% stock dividends in May 2001 and April 2002. The award vests in equal installments over a three year period, commencing in 2001.

(5) Includes $5,500, $5,250, and $5,250 for 401(k) matching contribution in 2002, 2001 and 2000, respectively, plus $24,000, $21,000 and $17,250 of director fees paid by the Company/Bank in 2002, 2001 and 2000, respectively.

(6)   Represents 401(k) matching contributions.

                        OPTION GRANTS IN LAST FISCAL YEAR



                                                                                                   Potential Realizable Value at
                            Number of         Percent of Total                                   Assumed Annual Rate of Stock Price
                            Securities       Options Granted to   Exercise                          Appreciation for Option Term
                            Underlying         Employees in       Price Per                      ----------------------------------
        Name             Options Granted(1)     Fiscal Year        Share(1)    Expiration Date      5%                        10%
----------------------   ------------------  ------------------   ---------    ---------------   --------                   -------

Peter A. Converse              9,375              18.99%           $17.10        January 2012    $100,820                  $255,497

R.B. Anderson, Jr.             5,000              10.13%           $17.10        January 2012    $ 53,720                  $136,265

William K. Beauchesne          4,687              9.49%            $17.10        January 2012    $ 50,410                  $127,748

Kerry J. Donley                1,250              2.53%            $17.10        January 2012    $ 13,443                  $ 34,066


---------------------

   (1) As adjusted for the five for four stock split in the form of a 25% stock dividend in April 2002.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES


                                                                    Number of Securities Underlying     Value of Unexercisable In-
                                                                        Unexercised Options at            The-Money Options at
                             Shares Acquired                               December 31, 2002                December 31, 2002
       Name                   on Exercise          Value Realized      Exercisable/Unexercisable        Exercisable/Unexercisable
------------------------    -----------------     ----------------  -------------------------------    ---------------------------

Peter A. Converse                  0                     $0                134,161 / 20,312                $2,532,345 / $226,941

R.B. Anderson, Jr.                 0                     $0                 27,527 / 10,365                 $485,055 / $113,527

William K. Beauchesne              0                     $0                 18,540 / 9,244                  $317,242 / $99,288

Kerry J. Donley                    0                     $0                  3,855 / 2,057                   $61,691 / $20,346


------------------------

EMPLOYEE BENEFIT PLANS

         The Company provides all officers and full-time employees with group life and medical and dental insurance coverage. With the exception of the President, the Executive Vice President - Chief Lending Officer, and the Executive Vice President - Chief Financial Officer, all officers and employees pay a portion of the premium costs of medical and dental insurance.

         401(k) Plan. The Bank maintains a 401(k) defined contribution plan (the "Plan"). Employees who are at least 21 years of age, have completed at least ninety days of continuous service with the Bank and have completed at least 1,000 hours of work during any Plan year are eligible to participate in the Plan. Under the Plan, a participant may contribute up to 15% of his or her compensation for the year, subject to certain limitations. The Bank may also make, but is not required to make, a discretionary contribution for each participant. The amount of such contribution, if any, is determined on an annual basis by the Board of Directors. Contributions by the Bank totaled $182,102 for the fiscal year ended December 31, 2002.

         Stock Option Plans. Under the Incentive Stock Option Plan approved by the Bank's shareholders in 1989 ("1989 Option Plan"), 224,212 shares of common stock (as adjusted) were available for issuance under options granted between July 20, 1988 and May 15, 1998. The 1989 Option Plan was designed to enable the Bank to attract and retain qualified personnel and to reward outstanding performance. Eligible employees ("Participants") are those employees, including officers, who at the time options are granted, serve in managerial positions or are deemed to be "key employees" by the Board of Directors. The Board of Directors, in its sole discretion, administered the 1989 Option Plan. Upon the reorganization of the Bank into the holding company form of ownership in 1999, the Company adopted the 1989 Option Plan, and the outstanding options to purchase Bank common stock became options to acquire Company common stock. As of March 1, 2003, there were an aggregate of 158,086 (as adjusted) options to purchase shares of common stock outstanding under the 1989 Option Plan, at exercise prices ranging from $2.90 to $7.22 per share. Options outstanding under the 1989 Option Plan will expire no later than May 2008. No further options may be granted under the 1989 Option Plan.

         The Company also maintains the 1998 Stock Option Plan (the "1998 Option Plan"), which was approved by shareholders of the Bank at the 1998 Annual Meeting, and assumed by the Company in connection with the reorganization in to the holding company form of ownership. Under the 1998 Option Plan, as amended, 345,312 shares of common stock (as adjusted for the stock restructuring in May 1999, 10% stock dividend in May 2000, and five for four stock splits in the form of 25% stock dividends in May 2001 and April 2002) are available for issuance under options granted between May 16, 1998 and January 11, 2003. As of March 1, 2003, there were an aggregate of 330,095 (as adjusted) options to purchase shares of common stock outstanding under the 1998 Option Plan, at exercise prices ranging from $7.74 to $24.48 per share. Options outstanding under the 1998 Option Plan will expire no later than January 2013. As of March 1, 2003, there were a total of 9,610 options available for granting under the 1998 Option Plan. At the Meeting, shareholders are being asked to increase the aggregate number of shares which may issued upon the exercise of options by 150,000, to 159,610.

         Options under the 1998 Option Plan may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not ISOs ("Non-ISOs"). Awards to directors may consist only of Non-ISOs. The purpose of the 1998 Option Plan is to advance the interests of the Company through providing selected key employees and the directors of the Company and its subsidiaries with the opportunity to acquire shares of common stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key employees and directors of the Company to promote the success of the business, as measured by the value of its shares, and to increase the commonality of interests among key employees, directors and other shareholders. The 1998 Option Plan is administered by the Personnel and Compensation Committee of the Board of Directors, which will perform the functions of the option committee (the "Committee"), consisting of at least three directors of the Company who are not employees of the Company.

         A Participant may, under the 1998 Option Plan, receive additional options notwithstanding the earlier grant of options and regardless of their having been exercised, expired, or surrendered. Participants owning more than 10% of the voting power of all classes of the Company's voting securities (and of its parent or subsidiary companies, if any) may not receive additional ISO's unless the option exercise price is at least 110% of the fair market value of the common stock and unless the option expires on the fifth anniversary of the date of its grant. All other options granted under the 1998 Option Plan may expire no later than the tenth anniversary of the date of their grant.

         Option exercise prices are determined by the Committee on the date the subject options are granted. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, stock split, combination or subdivision of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be awarded under the 1998 Option Plan, the affected terms (including exercise price) of all outstanding Options and the aggregate number of shares of common stock remaining available for grant under the 1998 Option Plan. Options may be exercised in whole or in part and are not transferable except upon the death of the participant. Any unexercised options then existing may be exercised by the transferee under the terms of such options.

         No Option may be exercised within six months of its date of grant. In the absence of Committee action to the contrary: (A) an otherwise unexpired ISO, or a Non-ISO granted to an employee, shall cease to be exercisable upon (i) an employee's termination of employment for "just cause" (as defined in the 1998 Option Plan), (ii) the date three months after an employee terminates service for a reason other than just cause, death, or disability, or (iii) the date one year after an employee terminates service due to disability, or two years after termination of such service due to his death; (B) an unexpired Non-ISO granted to a non-employee director shall be exercisable at any time (but not later than the date on which the Non-ISO would otherwise expire.) Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the optionee's death or permanent and total disability. Notwithstanding the provisions of any award which provide for its exercise or vesting in installments, on the date of a change in control, all Options issued under the 1998 Option Plan shall be immediately exercisable and fully vested. At the time of a change in control, the optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the common stock subject to such Option over the exercise price of such shares, in exchange for the cancellation of such Options by the optionee. Notwithstanding the previous sentence, in no event may an Option be cancelled in exchange for cash within the six-month period following the date of its grant.

         For purposes of the 1998 Option Plan, "change in control" means any one of the following events: (1) the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock; (2) the acquisition of the power to control the election of a majority of the Company's directors; (3) the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a group within the meaning of
Section 13(d) of the Exchange Act; or (4) the failure during any period of two consecutive years, of individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Continuing Directors") for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining "change in control," the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

         As of December 31, 2002, the Company had options for the purchase of 437,877 shares of common stock issued and outstanding under the 1989 and 1998 Option Plans. Subsequent to December 31, 2002, options to purchase 52,750 shares of common stock, at an exercise price of $24.48 per share, were issued to twenty-four officers and seven outside directors of the Company and Bank, including options to purchase 5,000 shares of common stock issued to Mr. Converse, options to purchase 4,000 shares of common stock issued to each of Mr. Anderson and Mr. Beauchesne, and options to purchase 2,000 shares of common stock issued to Mr. Donley. All of the awards made through December 2002 under the 1998 Option Plan vest over a period of three years, commencing in the year after the award is made. The awards made in January 2003 vest over a period of five years, commencing in January 2004. As of the date hereof, 9,610 options are available for issuance pursuant to the 1998 Option Plan. At the Meeting, shareholders are being asked to increase the aggregate number of shares which may issued upon the exercise of Options by 150,000, which will increase the number of options available for granting to 159,610.

         Securities Authorized for Issuance Under Equity Compensation Plans. The following table sets forth information regarding outstanding options and other rights to purchase common stock granted under the Company's compensation plans as of December 31, 2002:

                      Equity Compensation Plan Information


                                                                                            Number of securities remaining available
                          Number of securities to be issued    Weighted average exercise        for future issuance under equity
                             upon exercise of outstanding    price of outstanding options,  compensation plans (excluding securities
      Plan category          options, warrants and rights         warrants and rights                reflected in column (a)
------------------------------------------------------------------------------------------------------------------------------------
                                         (a)                              (b)                                 (c)
Equity compensation plans
approved by security
holders (1)                            597,638                   $7.00                                      62,360

Equity compensation plans
not approved by security
holders                                   0                       N/A                                         0

              Total                    597,638                   $7.00                                      62,360


(1) Consists of the Company's1989 and 1998 Stock Option Plans and director warrants granted in 1996 and 1998. For additional information, see Notes 11 and 12 to the consolidated financial statements.

         Employment Agreements. Mr. Converse, who became President and Chief Executive Officer of the Bank effective January 1, 1994, does not have a comprehensive, written employment agreement. Mr. Converse is currently entitled to receive salary of $225,000 per year, Company-paid medical insurance for his family and himself, director fees of $2,500 per month, and the use of a bank owned automobile. Mr. Converse is also entitled to participation in all other generally available employee benefit plans. It is anticipated that Mr. Converse will receive a performance related bonus at the end of the fiscal year. The Board of Directors has agreed to provide Mr. Converse with a change in control agreement, which would pay him one year of base salary in the event of his termination or certain other events, following a change in control of the Company. As of the date hereof, no written agreement has been prepared, and detailed provisions of the agreement have not been established. No other executive officer of the Company or Bank the compensation of whom is disclosed in this proxy statement has a written employment agreement. The compensation of such officers is determined by the Personnel and Compensation Committee.

         Transactions with Management and Others. Some of the directors of the Company and Bank or companies with which they are associated, and some of the officers of the Company and Bank, were customers of, and had banking transactions with, the Bank during the fiscal year ended December 31, 2002. All loans and commitments to make loans to such persons by the Bank were made in the normal course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons; and in the opinion of management, did not and do not involve more than a normal risk of collectibility or present other unfavorable features. The maximum aggregate amount of loans (including lines of credit) to officers, directors and affiliates of the Company during 2002 amounted to $11,846,892, representing approximately 28.31% of the Company's total shareholders' equity at December 31, 2002. The aggregate amount outstanding on such loans at December 31, 2002 was $3,936,389. None of these loans has ever been adversely classified, and all of such loans are current as to the payment of interest and principal.

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE

         The Personnel and Compensation Committee (the "Committee") of Virginia Commerce Bank (the "Bank"), which performs the functions of the compensation committee for the Company, is composed of all the outside directors of the Board. The Committee is responsible for reviewing compensation applicable to the named executive officers, including the President and CEO, Mr. Converse. The Committee considers the relationship of corporate performance to executive compensation and establishes executive compensation which consists primarily of three components: base salary, cash bonuses, and stock options.

         Compensation is paid based on the executive officers' individual and departmental performance, as well as the overall performance of the Company. In assessing the performance of the Company for the purpose of compensation decisions, the Committee considers numerous factors, including earnings during the past year relative to budget plans, growth, business plans for future, safety and soundness of the Bank, and changes in the value of the Company's stock. The Committee also considers salaries paid by other financial institutions with characteristics similar to the Bank. The Committee assesses individual executive performance based on the executive's responsibilities and the Committee's determination of the executive's contribution to the performance of the Bank and the accomplishment of the Bank's strategic goals. In assessing performance for purposes of establishing base salaries, the Committee does not make use of a mechanical formula, but instead weighs the factors described above as they deem appropriate in the circumstances. The 2002 salary levels of the Company's executive officers were established consistent with this compensation policy.

         Base Salary. The Committee conducted a review of executive officer compensation in January 2002. Changes for base compensation for 2002 were effective January 1, 2002. In reviewing Mr. Converse's performance, his base salary was consistent with this compensation policy. Mr. Converse's review was based on the factors above, including the current financial performance of the Bank as measured by earnings, asset growth, and overall financial soundness. The Committee also considers the CEO's leadership in setting high standards for financial performance, motivating his management colleagues, and his continued involvement in community affairs, and the Committee's satisfaction with the management of the Bank. As a result of this review, which included a comparison of Mr. Converse's compensation with compensation paid to CEOs of comparable institutions, Mr. Converse's salary was increased by $20,000 to $200,000. Recommendations regarding the base salary of the other named executive officers are made to the Committee by the CEO and are either approved or modified by the Committee. The Committee did not reject or modify in any material way any of the recommendations of the CEO concerning base salaries of the other named executive officers for 2002.

         Cash Bonuses. Bonuses are discretionary and are generally granted to executive officers based on the extent to which the Bank achieves annual performance objectives as established by the Board of Directors and individual accomplishment. Bank performance objectives include net income, earnings per share, and return on equity goals. Bonuses may also be awarded to other officers and employees based on the recommendations of supervisors, or based on the terms of individual incentive compensation arrangements. It is the Committee's desire to limit base salary increases and provided additional compensation for performance through cash bonuses. Bonuses are accrued throughout the year and are generally paid before the end of January in the subsequent year.

         In 2002, the Bank far exceeded its targeted performance goals of 20% growth in assets, deposits and earnings. Based on those results, the CEO was awarded a bonus of $205,000. This annual bonus amount was accrued as of December 31, 2002 and paid in January 2003. As of December 31, 2002, the total accrued annual bonus for the named executive officers was $359,500 which was paid in January 2003.

         Stock Options. The Committee believes that the granting of options is the most appropriate form of long-term compensation to executive officers since it believes that equity interests in the Company held by executive officers aligns the interests of shareholders and management. This approach is designed to provide incentives for the creation of shareholder value over the long term since the full benefit of this component of the compensation package cannot be realized unless stock price appreciation occurs over a number of years. Stock option grants are discretionary and are limited by the terms and conditions of the company's 1998 Incentive Stock Option Plan. In January 2003 in recognition of the year 2002, Mr. Converse was awarded 5,000 stock options. The other named executive officers were awarded 10,000 options. These awards vest over a five year period, commencing in the year after grant.

         Conclusion. The Committee intends to continue the policy of linking executive compensation to corporate performance and returns to shareholders, recognizing that ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

         No member of the Personnel and Compensation Committee is a former or current officer or employee of the Bank.

                                    Personnel and Compensation Committee

                                    W. Douglas Fisher
                                    David M. Guernsey
                                    Arthur L. Walters
                                    Robert L'Hommedieu
                                    Leonard Adler
                                    Frank L. Cowles, Jr.
                                    Norris E. Mitchell

STOCK PERFORMANCE COMPARISONS

         The following table compares the cumulative total return on a hypothetical investment of $100 in Virginia Commerce Bancorp's common stock at the closing price on December 31, 1997 through December 31, 2002, with the hypothetical cumulative total return on the Nasdaq Stock Market Index (Total U.S.) and the Nasdaq Bank Index for the comparable period.

                                [OBJECT OMITTED]



                                                                   December 31,
                                         ------------------------------------------------------------------
                                           1997       1998       1999        2000       2001       2002
                                         ---------- ---------- ---------- ----------- ---------- ----------
Virginia Commerce Bancorp, Inc.             100.00     102.67     112.94      119.24     232.93     327.91
Nasdaq Stock Market Index - (Total U.S.)    100.00     140.99     261.48      157.42     124.89      86.33
Nasdaq Bank Index                           100.00      99.36      95.51      108.95     117.97     120.61


             PROPOSAL 2 - AMENDMENT OF THE ARTICLES OF INCORPORATION
                    TO INCREASE THE AUTHORIZED CAPITAL STOCK

         At the Meeting, the shareholders are being asked to approve an amendment to the Company's Articles of Incorporation which would increase the number of authorized shares of common stock from 5,000,000 shares to 20,000,000 shares. The Board of Directors is proposing the amendment to ensure that a sufficient amount of capital stock is available for issuance in the future by the Company, upon action of the Board of Directors. The Board of Directors believes that the proposed increase in the authorized common stock is in the best interest of the Company and unanimously recommends a vote FOR the proposed amendment.

         The Amendment. The Board of Directors has approved, subject to shareholder approval, the amendment of Article 3 of the Articles of Incorporation to read in its entirety as follows:

              "3. AUTHORIZED STOCK. The Corporation shall have authority to issue 20,000,000 shares of Common Stock, par value $1.00 per share and 1,000,000 shares of preferred stock, par value $1.00 per share. The Board of Directors of the Corporation is authorized to divide the shares of preferred stock into one or more series, and to fix and determine the variations in the relative rights and preferences as between series. Each series shall be designated so as to distinguish the shares thereof from the shares of all other series."

         Purpose of Amendment. The Articles of Incorporation currently authorize the issuance of up to 5,000,000 shares of common stock. As of the record date for the Meeting, the Company had 3,818,979 shares of common stock outstanding and 570,739 shares of common stock reserved for issuance to directors, officers and employees under the Company's stock option plan and warrants. If the shareholders approve the proposed increase in the number of shares authorized for issuance under the 1998 Stock Option Plan, there will be 15,610,282 authorized, unissued and unreserved shares of common stock available for issuance in capital raising transactions, as stock dividends, stock splits, possible corporate acquisitions or other transactions, possible future employee benefit plans or for other corporate purposes.

         While the Company currently does not have any plans to issue additional capital stock (other than shares of common stock pursuant to various compensation and benefit plans currently in existence and possible stock splits or dividends on the common stock), the Board of Directors may determine that the issuance of additional stock in the future, either in connection with capital raising, a corporate acquisition or otherwise, is in the best interests of the Company. In that event, the shares of common stock available as of the record date could be insufficient. Therefore, the Board is proposing an amendment of the Articles of Incorporation to increase the authorized common stock from 5,000,000 to 20,000,000 shares. There would be no change in the number of shares of preferred stock authorized, or the ability of the Board of Directors to determine the terms of the preferred stock.

         Authorized, unissued and unreserved capital stock may be issued from time to time for any proper purpose without further action of the shareholders, except as required by the Articles of Incorporation and applicable law. Each share of common stock authorized for issuance has the same rights as, and is identical in all respects to, each other share of common stock. The newly authorized shares of common stock will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Shareholders will not have preemptive rights to purchase any subsequently issued shares of common stock, except as the Board of Directors may specifically authorize in connection with a specific offering of shares.

         The ability of the Board of Directors to issue additional shares of capital stock without additional shareholder approval may be deemed to have an anti-takeover effect, since unissued and unreserved shares of capital stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids. The Board of Directors does not intend to issue any additional shares of capital stock except on terms which it deems in the best interests of the Company and its shareholders.

         Vote Required and Recommendation of the Board of Directors. Approval of the proposed amendment to the Articles of Incorporation requires the favorable vote of at least 50.1% of the outstanding shares entitled to vote. It is expected that all of the 1,240,641 shares, or 32.5%, of the common stock outstanding as of March 1, 2003, over which directors of the Company exercise voting power will be voted for the proposed amendment. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT.

                 PROPOSAL 3 - AMENDMENT OF THE 1998 OPTION PLAN

         At the Meeting, the shareholders are being asked to approve an amendment to the Company's 1998 Option Plan in order increase the number of shares of common stock reserved for issuance under the plan, and the number of shares of common stock for which options may be granted, by 150,000 to an aggregate of 495,312.

         The purpose of the Option Plan is to advance the interests of the Company by providing selected key employees and the directors of the Company and its subsidiaries with the opportunity to acquire shares of common stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key employees and directors of the Company to promote the success of the business, as measured by the value of its shares, and to increase the commonality of interests among key employees, directors and other shareholders.

         The principal features of the 1998 Option Plan are described above under the caption "Executive Compensation - Employee Benefit Plans - Stock Option Plans." Except as proposed to be amended hereby, the provisions of the 1998 Option Plan as currently in effect will continue in full force and effect.

REASONS FOR THE AMENDMENT

         Since adoption of the Option Plan, awards for an aggregate of 335,702 shares have been granted to directors, officers and employees of the Company and the Bank or reserved for future issuance in accordance with the terms of outstanding awards. As of the date hereof, only 9,610 shares remain available for issuance under the 1998 Option Plan. The Board of Directors feels that this number of shares is inadequate to permit the Company to appropriately compensate employees, officers and directors in coming years.

         The Board of Directors believes that the availability of a stock based compensation program intended to provide directors, officers and key employees with at least a moderate portion of their overall compensation package, and that will enable them to participate in the growth and prosperity of the Company as reflected in the stock price, is necessary in order to attract and retain high caliber directors, officers and employees in key positions. The Board of Directors also believes that such a plan is necessary to align the interests of such persons with the interests of the Company's shareholders, which will increase their incentive to improve the Company's performance. As such, the Board of Directors believes that the authorization of additional shares for issuance under the 1998 Option Plan is necessary in order to permit the Company's continued growth and profitability.

         If the amendment to the 1998 Option Plan is approved, an aggregate of 159,610 shares of common stock will be available for future issuance of stock options. The total number of shares subject to issuance under outstanding options under the 1989 and 1998 Option Plans and director warrants, and future awards pursuant to the 1998 Option Plan will be 647,791, or 16.96% of the outstanding common stock as of March 1, 2003, and 14.50% of the common stock assuming the exercise of all Options and warrants.

         The Board of Directors recognizes that possible changes in the tax and accounting treatment of stock options may diminish the attractiveness or utility, from the Company's perspective, of using stock options as a means of compensation and intends to monitor developments and proposals in this area. Further grants of stock options will be made in consideration of the potential financial effects of such grants in light of changing circumstances.

         Certain Federal Income Tax Consequences of the 1998 Stock Option Plan. A recipient recognizes no taxable income at the time an Option is granted under the 1998 Option Plan. With regard to Non-ISO's, ordinary income is recognized by the recipient at the time of his or her exercise of an Option. The amount of income equals the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding is required on such income. When a recipient disposes of shares acquired upon exercise of the Option, any amount received in excess of the fair market value of the shares on the date of exercise is treated as long or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term capital loss, depending upon the holding period of the shares.

         With regard to ISOs, no income is recognized by a recipient upon exercise. However, the excess of the fair market value of the shares received on exercise over the exercise price is an adjustment to the recipient's taxable income for purposes of computing the recipient's alternative minimum taxable income. Assuming compliance with applicable holding period requirements for ISOs, a recipient realizes long-term capital gain or loss when he disposes of his shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If the recipient disposes of shares acquired by the exercise of the Option before the expiration of at least one year from the date of exercise and two years from the date of grant of the Option, any amount realized from such disqualifying disposition is taxable as ordinary income in the year of disposition to the extent that the lesser of (i) fair market value on the date the Option was exercised or (ii) the amount realized upon such disposition, exceeds the exercise price. Any amount realized in excess of fair market value on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss is treated as long or short-term capital loss, depending upon the holding period of the shares.

         No deduction is allowed to the Company for federal income tax purposes at the time of grant of a Non-ISO or at the time of grant or exercise of an ISO. The Company is entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient is considered to have recognized ordinary income in connection with the exercise of a Non-ISO. In the event of a disqualifying disposition of shares received upon exercise of an ISO, the Company is entitled to a deduction for the amount taxable to the recipient as ordinary income.

         Vote Required and Recommendation of the Board of Directors. The affirmative vote of a majority of the votes cast at the Meeting on the proposal to amend the 1998 Option Plan is required for the approval of the amendment to the 1998 Option Plan. It is expected that all of the 1,240,641 shares, or 32.5%, of the common stock outstanding as of March 1, 2003, over which directors of the Company exercise voting power will be voted for the proposed amendment. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT.

      COMPLIANCE WITH SECT ION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholder, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a).

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has selected the independent certified public accounting firm of Yount, Hyde & Barbour, P.C. to audit the accounts of the Company for the fiscal year ended December 31, 2003. Representatives of Yount, Hyde & Barbour are expected to be present at the Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

FEES PAID TO INDEPENDENT ACCOUNTING FIRM

         Audit fees.

         The aggregate amount of fees billed by Yount, Hyde & Barbour for services provided in connection with the audit of the Company's financial statements for the year ended December 31, 2002, and for review of the financial statements included in the Company's quarterly reports on Form 10-Q filed during 2002 was $42,800.

         All Other Fees.

         The aggregate amount of fees billed for all other professional services provided by Yount, Hyde & Barbour during the year ended December 31, 2002 was $10,078. No portion of this amount related to fees for the design, implementation or operation of the Company's financial information systems.

                              COSTS OF SOLICITATION

         The cost of the proxy solicitation is being borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, by officers, regular employees or directors of the Company, who will not be compensated for any such services.

         Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of Common Stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material.

                             FORM 10-K ANNUAL REPORT

         THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER SOLICITED HEREBY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S CHIEF FINANCIAL OFFICER, WILLIAM K. BEAUCHESNE, 14201 SULLYFIELD CIRCLE, SUITE 500 CHANTILLY, VIRGINIA 20151.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action by shareholders at the Meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All proposals of shareholders to be presented for consideration at the next annual meeting and included in the Company's proxy materials must be received by the Company no later than November 25, 2003. Shareholder proposals for nominations for election as director which shareholders do not wish to include in the Company's proxy materials must be received, together with the information required by the bylaws, by the Company no later than January 31, 2004.

                                           By Order of the Board of Directors

                                           VIRGINIA COMMERCE BANCORP, INC.

                                           Robert H. L'Hommedieu, Secretary

March 28, 2003

                                 REVOCABLE PROXY
                         VIRGINIA COMMERCE BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints W. Douglas Fisher, David M. Guernsey and Arthur L. Walters, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Virginia Commerce Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held on April 30, 2003 and at any adjournment or postponement of the Meeting.

ELECTION OF DIRECTORS

         [ ] FOR all nominees listed below (except as noted to the contrary below)

         [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

         Nominees:  Leonard Adler; Peter A. Converse; Frank L. Cowles, Jr.;
                    W. Douglas Fisher; David M. Guernsey; Robert H. L'Hommedieu; Norris E. Mitchell; and Arthur L. Walters.

         (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

         -----------------------------------------------------------------------

AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION

         [ ]   FOR      [ ]   AGAINST     [ ]   ABSTAIN  the proposal to approve
               the amendment to the Company's Articles of Incorporation.

AMENDMENT OF THE COMPANY'S 1998 STOCK OPTION PLAN

         [ ]   FOR      [ ]   AGAINST     [ ]   ABSTAIN  the proposal to approve
               the amendment to the Company's 1998 Stock Option Plan.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above, FOR the proposal to approve the amendment to the Company's Articles of Incorporation and FOR the proposal to approve the amendment to the Company's 1998 Stock Option Plan. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Meeting or any adjournment or postponement of the Meeting.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.



                                              ---------------------------------
                                              Signature of Stockholder



                                              ---------------------------------
                                              Signature of Stockholder

                                              Dated:                    , 2003
                                                    --------------------

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

         [ ] Please check here if you plan to attend the Annual Meeting.